UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS		75039-2298
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 13, 2019, Exxon Mobil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the several underwriters named therein, for the issuance and sale by the Company of (i) $750,000,000 aggregate principal amount of its Floating Rate Notes due 2022 (the “Floating Rate Notes”), (ii) $750,000,000 aggregate principal amount of its 1.902% Notes due 2022 (the “2022 Fixed Rate Notes”), (iii) $1,000,000,000 aggregate principal amount of its 2.019% Notes due 2024 (the “2024 Fixed Rate Notes”), (iv) $1,000,000,000 aggregate principal amount of its 2.275% Notes due 2026 (the “2026 Fixed Rate Notes”), (v) $1,250,000,000 aggregate principal amount of its 2.440% Notes due 2029 (the “2029 Fixed Rate Notes”), (vi) $750,000,000 aggregate principal amount of its 2.995% Notes due 2039 (the “2039 Fixed Rate Notes”) and (vii) $1,500,000,000 aggregate principal amount of its 3.095% Notes due 2049 (the “2049 Fixed Rate Notes” and, together with the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2026 Fixed Rate Notes, the 2029 Fixed Rate Notes and the 2039 Fixed Rate Notes, the “Fixed Rate Notes”).

The Floating Rate Notes and the Fixed Rate Notes (together, the “Notes”) will be issued pursuant to the indenture entered into by the Company on March 20, 2014 with Deutsche Bank Trust Company Americas, as trustee, as supplemented by an officer’s certificate (the “Officer’s Certificate”) dated August 16, 2019 establishing the terms and forms of the Notes.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 10, 2017 (Reg. No. 333-216594) (the “Registration Statement”).

The Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) are filed as Exhibits 1.1 and 4.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and James E. Parsons, Esq., Executive Counsel – Corporate Compliance, Securities and Finance of Exxon Mobil Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated August 13, 2019 among Exxon Mobil Corporation, Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the underwriters named therein

4.1

Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of March 20, 2014)

4.2	Officer’s Certificate of Exxon Mobil Corporation dated August 16, 2019

4.3	Form of Global Note representing the Floating Rate Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2022 Fixed Rate Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2024 Fixed Rate Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2026 Fixed Rate Notes (included in Exhibit 4.2)

4.7	Form of Global Note representing the 2029 Fixed Rate Notes (included in Exhibit 4.2)

4.8	Form of Global Note representing the 2039 Fixed Rate Notes (included in Exhibit 4.2)

4.9	Form of Global Note representing the 2049 Fixed Rate Notes (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of James E. Parsons, Esq., Executive Counsel – Corporate Compliance, Securities and Finance of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of James E. Parsons, Esq. (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: August 16, 2019

	By:	/s/ Robert N. Schleckser
	Name:	Robert N. Schleckser
	Title:	Vice President and Treasurer

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